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                         MEMORIAL FUNDS
                      GOVERNMENT BOND FUND
                      INSTITUTIONAL SHARES

              Supplement Dated December 1, 2001 to
                  Prospectus Dated May 1, 2001

    On November 29, 2001, the Board of Trustees of Memorial Funds (the "Trust") approved Eagle Asset Management, Inc. as the new investment subadviser for the Government Bond Fund (the "Fund"), a series of the Trust. Effective December 1, 2001 Eagle will replace Northern Trust Investments, Inc. ("NTI") as the Fund's subadviser. Eagle will serve as the interim subadviser for the Fund for up to 150 days under a subadvisory agreement with the same conditions and at the same annual advisory fee rate as the Trust's subadvisory agreement with NTI. The Trust expects to receive approval from the Securities and Exchange Commission ("SEC") in the first quarter of 2002 to hire and terminate subadvisers and to make material amendments to subadvisory agreements without obtaining shareholder approval, subject to certain conditions. If the Trust receives SEC approval prior to the expiration of the 150 day interim period and the Trust satisfies the conditions of the approval, Eagle will become the permanent subadviser for the Fund. If the 150 day interim period expires before the SEC approval is obtained, then the Trust will seek shareholder approval for Eagle to remain the Fund's subadviser. Page 6 of the Prospectus is amended by deleting the second paragraph under the Section "Subadviser/Portfolio Manager" and replacing it with the following:

Eagle Asset Management, Inc. ("Eagle"), 880 Carillon Parkway, St. Petersburg, FL 33716, manages the portfolio of Government Bond Fund. As of September 30, 2001, Eagle managed over $5 billion in client assets. The Fund's portfolio manager is Mr. Joseph G. Blanton, Senior Vice President of Eagle. Mr. Blanton has been associated with Eagle since 1986.

                            *   *   *

    Effective December 1, 2001, the Board of Trustees also modified the Fund's investment policy to shorten the duration of the Fund's portfolio securities. Page 4 of the Fund's Prospectus is revised by deleting the last sentence of the second paragraph under "Principal Investment Strategies" and replacing it with the following:

    The Fund seeks to moderate fluctuations in the price of its shares by structuring maturities of its investment portfolio in order to maintain a duration between 75 percent and 125 percent of the duration of the Lehman Brothers Intermediate



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    Government Bond Index which was 3.31 years as of November 30,
    2001.



















































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